Fees Summary	Sep. 17, 2024 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	954,066.18
Total Transaction Valuation	6,463,862,976.73
Total Offset Amount	954,066.18
Net Fee	$ 0.00